UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2019

Alfacourse Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-216086	61-1787148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

401 Ryland St., Ste 200-A
Reno, NV, 89502, USA
(Address of principal executive offices, including zip code)

310 647 7746
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered

⌧
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.01 Changes in Control of Registrant.

On October 9, 2019, as a result of a private transactions, 5,000,000 shares of common stock (the “Shares”) of Alfacourse Inc. (the “Company”), were transferred from Oleg Jitov to Heritage Equity Fund LP (the “Purchaser”).  As a result, the Purchaser becamea 68.35% holder of the voting rights of the issued and outstanding share capital of the Company on a fully-diluted basis of the Company, and became the controlling shareholder. In connection with the transaction, Oleg Jitov released the Company from all debts owed to him.

Other than as described below, there are no arrangements or understandings among both the former and new control persons and their associates with respect to the election of directors of the Company or other matters. The information set forth in Item 5.02 of this Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2019, the existing director and officer resigned. Accordingly, Oleg Jitov, serving as a director and an officer, ceased to be the Company’s Chief Executive Officer, Chief Financial Officer, President, Treasurer, Secretary and a Director. At the effective date of the transfer, Georgi Parrik consented to act as the new President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company.

Mr. Georgi Parrik, age 39, currently, and since June 2019, is the CEO/Director of 1STX OU and DIMM International OU. From 2014 to 2019, Mr. Parrik was employed by Neuenhaus S.A., a Luxemburg Asset Management company as regional manager for the Eastern European countries. Georgi Parrik worked as the President of Punchline Quebec from 2005 to 2013. He is the original Cofounder of this entertainment company, operated in Ontario and Quebec, Canada. He was also the President and CEO of the US public company, Antaga International Inc. from June 10, 2009 to August 29, 2012.

Georgi Parrik graduated From Burnaby South HS, Burnaby, BC, Canada 1999; graduated From Langara College 1999-2002 (General science and Human Kinesiology), UBC (University of British Colombia) 2002-2005 and studied Cell Biology and Genetics (Bachelor of Sciences).

Mr. Parrik has been appointed as a Chief Executive Officer, President, Secretary, Treasurer and Chairman of Board of Directors of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	FORM OF STOCK PURCHASE AGREEMENT, DATED October 8, 2019, BY AND OLEG JITOV, HERITAGE EQUITY FUND LP, AND THE COMPANY.

99.2	DIRECTORS RESOLUTIONS, DATED October 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 10, 2019

Alfacourse Inc.

/s/ Georgi Parrik
By:	Georgi Parrik
Title:	President

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	FORM OF STOCK PURCHASE AGREEMENT, DATED October 8, 2019, BY AND OLEG JITOV, HERITAGE EQUITY FUND LP, AND THE COMPANY.

99.2	DIRECTORS RESOLUTIONS, DATED October 8, 2019.